Consolidated Statements of Income (Unaudited) For the 3 months ending June 30, 2004 and 2003

	2nd Quarter

(in thousands, except per share data)	2004	2003	Change

Operating Revenues
Oil and gas operations	$95,433	$89,782	$5,651
Natural gas distribution	92,744	94,248	(1,504)

Total operating revenues	188,177	184,030	4,147

Operating Expenses
Cost of gas	40,291	42,107	(1,816)
Operations & maintenance	56,244	47,711	8,533
DD&A	28,927	29,535	(608)
Taxes, other than income taxes	16,047	14,165	1,882
Accretion expense	532	466	66

Total operating expenses	142,041	133,984	8,057

Operating Income	46,136	50,046	(3,910)

Other Income (Expense)
Interest expense	(10,694)	(10,734)	40
Other income	633	1,999	(1,366)
Other expense	(670)	(2,263)	1,593

Total other expense	(10,731)	(10,998)	267

Income Before Income Taxes	35,405	39,048	(3,643)
Income tax expense	13,137	14,589	(1,452)

Income from Continuing Operations	22,268	24,459	(2,191)

Discontinued Operations, Net of Taxes
Income from discontinued operations	2	149	(147)
Gain (loss) on disposal	-	(1,261)	1,261

Income (Loss) from Discontinued Operations	2	(1,112)	1,114

Net Income	$22,270	$23,347	$(1,077)

Diluted Earnings Per Share
Continuing operations	$0.61	$0.69	$(0.08)
Discontinued operations	-	(0.03)	0.03

Net Income	$0.61	$0.66	$(0.05)

Basic Earnings Per Share
Continuing operations	$0.61	$0.70	$(0.09)
Discontinued operations	-	(0.03)	0.03

Net Income	$0.61	$0.67	$(0.06)

Diluted Avg. Common Shares Outstanding	36,625	35,349	1,276

Basic Avg. Common Shares Outstanding	36,230	35,000	1,230

Dividends Per Share	$0.185	$0.18	$0.005

Consolidated Statements of Income (Unaudited) For the 6 months ending June 30, 2004 and 2003

	Year-to-date

(in thousands, except per share data)	2004	2003	Change

Operating Revenues
Oil and gas operations	$191,660	$178,301	$13,359
Natural gas distribution	347,946	315,387	32,559

Total operating revenues	539,606	493,688	45,918

Operating Expenses
Cost of gas	179,029	154,079	24,950
Operations & maintenance	109,391	98,528	10,863
DD&A	57,663	58,270	(607)
Taxes, other than income taxes	40,325	35,685	4,640
Accretion expense	1,022	960	62

Total operating expenses	387,430	347,522	39,908

Operating Income	152,176	146,166	6,010

Other Income (Expense)
Interest expense	(21,012)	(21,556)	544
Other income	1,495	5,119	(3,624)
Other expense	(1,695)	(5,352)	3,657

Total other expense	(21,212)	(21,789)	577

Income Before Income Taxes	130,964	124,377	6,587
Income tax expense	48,499	46,595	1,904

Income from Continuing Operations	82,465	77,782	4,683

Discontinued Operations, Net of Taxes
Income from discontinued operations	3	822	(819)
Gain (loss) on disposal	(13)	(676)	663

Income (Loss) from Discontinued Operations	(10)	146	(156)

Net Income	$82,455	$77,928	$4,527

Diluted Earnings Per Share
Continuing operations	$2.25	$2.21	$0.04
Discontinued operations	-	-	-

Net Income	$2.25	$2.21	$0.04

Basic Earnings Per Share
Continuing operations	$2.28	$2.23	$0.05
Discontinued operations	-	-	-

Net Income	$2.28	$2.23	$0.05

Diluted Avg. Common Shares Outstanding	36,600	35,193	1,407

Basic Avg. Common Shares Outstanding	36,202	34,868	1,334

Dividends Per Share	$0.37	$0.36	$0.01

Consolidated Statements of Income (Unaudited) For the 12 months ending June 30, 2004 and 2003

	Trailing 12 Months

(in thousands, except per share data)	2004	2003	Change

Operating Revenues
Oil and gas operations	$366,481	$315,397	$51,084
Natural gas distribution	521,658	467,585	54,073

Total operating revenues	888,139	782,982	105,157

Operating Expenses
Cost of gas	258,773	217,748	41,025
Operations & maintenance	219,082	200,292	18,790
DD&A	116,251	110,834	5,417
Taxes, other than income taxes	68,183	58,221	9,962
Accretion expense	1,952	1,928	24

Total operating expenses	664,241	589,023	75,218

Operating Income	223,898	193,959	29,939

Other Income (Expense)
Interest expense	(41,718)	(43,427)	1,709
Other income	5,120	14,057	(8,937)
Other expense	(6,320)	(13,853)	7,533

Total other expense	(42,918)	(43,223)	305

Income Before Income Taxes	180,980	150,736	30,244
Income tax expense	66,032	54,369	11,663

Income from Continuing Operations	114,948	96,367	18,581

Discontinued Operations, Net of Taxes
Income from discontinued operations	154	1,215	(1,061)
Gain (loss) on disposal	79	(439)	518

Income (Loss) from Discontinued Operations	233	776	(543)

Net Income	$115,181	$97,143	$18,038

Diluted Earnings Per Share
Continuing operations	$3.16	$2.76	$0.40
Discontinued operations	-	0.02	(0.02)

Net Income	$3.16	$2.78	$0.38

Basic Earnings Per Share
Continuing operations	$3.19	$2.78	$0.41
Discontinued operations	-	0.02	(0.02)

Net Income	$3.19	$2.80	$0.39

Diluted Avg. Common Shares Outstanding	36,407	34,948	1,459

Basic Avg. Common Shares Outstanding	36,059	34,672	1,387

Dividends Per Share	$0.74	$0.72	$0.02

Selected Business Segment Data (Unaudited) For the 3 months ending June 30, 2004 and 2003

	2nd Quarter

(in thousands, except sales price data)	2004	2003	Change

Oil and Gas Operations
Operating revenues
Natural gas	$65,408	$60,438	$4,970
Oil	22,026	21,803	223
Natural gas liquids	7,135	5,975	1,160
Other	864	1,566	(702)

Total	$95,433	$89,782	$5,651

Production volumes from continuing operations
Natural gas (MMcf)	13,754	14,248	(494)
Oil (MBbl)	831	850	(19)
Natural gas liquids (MBbl)	402	410	(8)

Production volumes from continuing ops. (MMcfe)	21,149	21,807	(658)
Total sales volume (MMcfe)	21,149	21,959	(810)

Average sales price from continuing ops.
Natural gas (Mcf)	$4.76	$4.24	$0.52
Oil (barrel)	$26.52	$25.65	$0.87
Natural gas liquids (barrel)	$17.75	$14.58	$3.17

Other data
Lease operating expense (LOE)
LOE and other	$18,445	$14,529	$3,916
Production taxes	8,463	6,710	1,753

Total	$26,908	$21,239	$5,669

DD&A	$19,069	$20,313	$(1,244)
Capital expenditures	$49,964	$27,191	$22,773
Exploration expense	$52	$38	$14
Operating income	$41,747	$43,515	$(1,768)

Natural Gas Distribution
Operating revenues
Residential	$56,644	$59,446	$(2,802)
Commercial and industrial - small	24,575	24,773	(198)
Transportation	9,102	8,667	435
Other	2,423	1,362	1,061

Total	$92,744	$94,248	$(1,504)

Gas delivery volumes (MMcf)
Residential	3,760	3,857	(97)
Commercial	2,227	2,129	98
Transportation	13,183	13,785	(602)

Total	19,170	19,771	(601)

Other data
Depreciation and amortization	$9,858	$9,222	$636
Capital expenditures	$16,410	$14,996	$1,414
Operating income	$4,575	$6,988	$(2,413)

Selected Business Segment Data (Unaudited) For the 6 months ending June 30, 2004 and 2003

	Year-to-date

(in thousands, except sales price data)	2004	2003	Change

Oil and Gas Operations
Operating revenues
Natural gas	$130,884	$118,534	$12,350
Oil	45,713	43,906	1,807
Natural gas liquids	13,155	12,651	504
Other	1,908	3,210	(1,302)

Total	$191,660	$178,301	$13,359

Production volume from continuing operations
Natural gas (MMcf)	27,491	27,515	(24)
Oil (MBbl)	1,704	1,701	3
Natural gas liquids (MBbl)	766	784	(18)

Production volumes from continuing ops. (MMcfe)	42,310	42,427	(117)
Total sales volume (MMcfe)	42,310	43,154	(844)

Average sales price from continuing ops.
Natural gas (Mcf)	$4.76	$4.31	$0.45
Oil (barrel)	$26.83	$25.81	$1.02
Natural gas liquids (barrel)	$17.18	$16.13	$1.05

Other data
Lease operating expense (LOE)
LOE and other	$36,275	$31,342	$4,933
Production taxes	16,711	13,957	2,754

Total	$52,986	$45,299	$7,687

DD&A	$38,195	$40,123	$(1,928)
Capital expenditures	$71,408	$81,022	$(9,614)
Exploration expense	$100	$178	$(78)
Operating income	$85,880	$82,690	$3,190

Natural Gas Distribution
Operating revenues
Residential	$233,304	$213,385	$19,919
Commercial and industrial - small	89,176	79,712	9,464
Transportation	20,477	19,798	679
Other	4,989	2,492	2,497

Total	$347,946	$315,387	$32,559

Gas delivery volumes (MMcf)
Residential	18,869	19,917	(1,048)
Commercial	8,275	8,373	(98)
Transportation	27,781	28,178	(397)

Total	54,925	56,468	(1,543)

Other data
Depreciation and amortization	$19,468	$18,147	$1,321
Capital expenditures	$30,221	$28,987	$1,240
Operating income	$66,589	$64,188	$2,401

Selected Business Segment Data (Unaudited) For the 12 months ending June 30, 2004 and 2003

	Trailing 12 Months

(in thousands, except sales price data)	2004	2003	Change

Oil and Gas Operations
Operating revenues
Natural gas	$247,999	$199,049	$48,950
Oil	89,007	85,616	3,391
Natural gas liquids	26,394	25,464	930
Other	3,081	5,268	(2,187)

Total	$366,481	$315,397	$51,084

Production volumes from continuing operations
Natural gas (MMcf)	55,409	51,204	4,205
Oil (MBbl)	3,415	3,375	40
Natural gas liquids (MBbl)	1,568	1,705	(137)

Production volumes from continuing ops. (MMcfe)	85,305	81,684	3,621
Total sales volume (MMcfe)	85,313	83,943	1,370

Average sales price from continuing ops.
Natural gas (Mcf)	$4.48	$3.89	$0.59
Oil (barrel)	$26.07	$25.37	$0.70
Natural gas liquids (barrel)	$16.83	$14.93	$1.90

Other data
Lease operating expense (LOE)
LOE and other	$72,853	$63,445	$9,408
Production taxes	30,485	24,153	6,332

Total	$103,338	$87,598	$15,740

DD&A	$77,759	$75,548	$2,211
Capital expenditures	$153,724	$170,299	$(16,575)
Exploration expense	$975	$1,833	$(858)
Operating income	$156,781	$129,415	$27,366

Natural Gas Distribution
Operating revenues
Residential	$340,857	$306,986	$33,871
Commercial and industrial - small	136,103	117,622	18,481
Transportation	38,929	38,091	838
Other	5,769	4,886	883

Total	$521,658	$467,585	$54,073

Gas delivery volumes (MMcf)
Residential	26,200	28,177	(1,977)
Commercial	12,466	12,648	(182)
Transportation	55,225	58,222	(2,997)

Total	93,891	99,047	(5,156)

Other data
Depreciation and amortization	$38,492	$35,286	$3,206
Capital expenditures	$59,143	$64,628	$(5,485)
Operating income	$69,249	$66,026	$3,223